UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 1996


                           Orion Acquisition Corp. II
         -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                           000-20837                     13-3863260
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(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                   File Number)            Identification No.)


              1430 Broadway, 13th Floor, New York, New York 10018
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          (Address of principal executive offices)         (Zip Code)

                                 (212) 391-1392
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              (Registrant's telephone number, including area code)



- -----------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

Item 5.  Other Events

The following are the balance sheets of Orion Acquisition Corp. II (the "Company"), at March 11, 1996 and July 9, 1996, audited by the Company's accountants, BDO Seidman, LLP. The Company closed its initial public offering of 800,000 Units, consisting of 800,000 shares of Common Stock and 800,000 Redeemable Class A Common Stock Purchase Warrants, and 320,000 Redeemable Class B Unit Purchase Warrants on July 9, 1996.


REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Orion Acquisition Corp. II
New York, New York

We have audited the accompanying  balance sheets of Orion Acquisition Corp.
II (a corporation in the development stage) as of March 11, 1996 and July 9, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheets are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheets. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the balance sheets referred to above present fairly, in all material respects, the financial position of Orion Acquisition Corp. II as of March 11, 1996, and July 9, 1996 in conformity with generally accepted accounting principles.


New York, New York                                             BDO Seidman, LLP
July 9, 1996

                                 Balance Sheets


Assets                                                                         March 11, 1996                  July 9, 1996
Cash                                                                       $          115,283             $         664,405
Cash in escrow (Note 1)                                                                                           8,000,000
Deferred registration costs (Note 3)                                                  135,522
Deferred financing costs (Note 3)                                                      14,554

Total assets                                                               $          265,359             $       8,664,405


Liabilities and Stockholders' Equity
Accrued expenses                                                           $          152,183             $         114,000
Notes payable (Note 5)                                                                 65,184
Total liabilities                                                                     217,367                       114,000


Commitment (Note 4)

Common stock subject to possible conversion,
  159,920 shares at redemption value (Note 1)                                                                     1,599,200


Stockholders' Equity:
Convertible preferred stock, $.01 par value,
  shares authorized 200 and 1,000,000;
  110 shares issued and outstanding (Note 1)                                                1                             1
Subscription receivable (Note 5)                                                      (11,000)
Common stock, $.01 par value, 200,000 and 10,000,000
  shares authorized;  90,000 and 890,000 shares issued
  and outstanding (which includes 159,920 shares subject
  to possible redemption) (Note 1)                                                        900                         8,900
Additional paid-in capital                                                             62,599                     6,998,185
Accumulated deficit during the development stage                                       (4,508)                       (55,881)
Total stockholders' equity                                                             47,992                     6,951,205

Total liabilities and stockholders' equity                                 $          265,359             $       8,664,405


See accompanying notes to balance sheets.


===============================================================================
Notes to Balance Sheets
===============================================================================

1.   Organization and Business Operations

     The Company was incorporated in Delaware on October 19, 1995 for the purpose of raising capital to fund the acquisition of an unspecified operating business. All activity to date relates to the Company's formation and fund raising. The Company has selected December 31, as its fiscal year end.

     The registration statement for the Company's Initial Public Offering (the "Offering") became effective on July 2, 1996. The Company consummated the Offering on July 9, 1996 and raised net proceeds of $8,891,293 (see Note 2). The Company's management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a business combination with an operating business ("Business Combination"). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An aggregate of $8,000,000 of the net proceeds will be held in an escrow account which will be invested until released in short-term United States Government Securities, including treasury bills and cash and cash equivalents ("Proceeds Escrow Account"), subject to release at the earlier of (i) consummation of its first Business Combination or
(ii) liquidation of the Company (see below). The remaining proceeds will be used to pay for business, legal and accounting, due diligence on prospective acquisitions, costs relating to the Offering and continuing general and administrative expenses in addition to other expenses.

     The Company, prior to the consummation of any Business Combination, will submit such transaction to the Company's stockholders for their approval, even if the nature of the acquisition is such as would not ordinarily require stockholder approval under applicable state law. All of the Company's original stockholders, including all directors and the Company's executive officers, have agreed to vote their respective shares of common stock in accordance with the vote of the majority of the shares voted by all other stockholders of the Company ("non-affiliated public stockholders") with respect to any such Business Combination. A Business Combination will not be consummated unless approved by a vote of two-thirds of the shares of common stock owned by non-affiliated public stockholders.

     At the time the Company seeks stockholder approval of any potential Business Combination, the Company will offer ("Redemption Offer") each of the non-affiliated public stockholders of the Company the right, for a specified period of time not less than 20 calendar days, to redeem his shares of common stock. The per share redemption price ("Liquidation Value") will also be determined by dividing the greater of (i) the Company's net worth or (ii) the amount of assets of the Company in the escrow account including all interest earned thereon by the number of shares held by such non-affiliated public stockholders. In connection with the Redemption Offer, if non-affiliated public stockholders holding less than 20% of the common stock elect to redeem their shares, the Company may, but will not be required to, proceed. The Company will redeem such shares by applying the Liquidation Value to the number of shares to be redeemed. In any case, if non-affiliated public stockholders holding 20% or more of the common stock elect to redeem their shares, the Company will not proceed with such potential Business Combination and will not redeem such shares. Accordingly, a portion of the net proceeds from the Offering (19.99% of the amount held in the Trust Fund) has been classified as common stock subject to possible redemption in the accompanying balance sheet at the estimated redemption value.

     All shares of the common stock outstanding immediately prior to the date of the Offering have been placed in escrow until the earlier of (i) the occurrence of the first Business Combination, (ii) 18-months from the effective date of the Offering or (iii) 24-months from the effective date of the Offering if prior to the expiration of such 18-month period the Company has become a party to a letter of intent or a definitive agreement to effect a Business Combination, in which case such period, shall be extended six months. During the escrow period, the holders of escrowed shares of common stock will not be able to sell or otherwise transfer their respective shares of common stock (with certain exceptions), but will retain all other rights as stockholders of the Company, including without limitation, the right to vote escrowed shares in accordance with a vote of a majority of the shares voted by non-affiliated public stockholders with respect to a Business Combination or liquidation proposal.

     If the Company does not effect a Business Combination within 18-months from the effective date or 24-months from the effective date if the extension criteria have been satisfied, the Company will submit for stockholder consideration a proposal to liquidate the Company and , if approved, distribute to the then holders of common stock (issued in the Offering or acquired in the open market thereafter) all assets remaining available for distribution after payment of liabilities and after having made appropriate provisions for the payment of liquidating distributions upon each class of stock, if any, having preference over the common stock.

2.   Public Offering

     On July 9, 1996 the Company sold 800,000 units ("Units") in the Offering and 320,000 Class B redeemable common stock purchase warrants ("Class B Warrant"). Each Unit consists of one share of the Company's common stock and one Class A redeemable common stock purchase warrant ("Class A Warrant"). Each Class A Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $9.00 commencing on the date of a Business Combination and expiring on the fifth anniversary from such date, and each Class B Warrant entitles the holder to purchase one Unit at an exercise price of $0.125 commencing on the date of a Business Combination and expiring on the first anniversary from such date. The Class A Warrants and Class B Warrants are redeemable, each as a class, in whole and not in part, at a price of $.05 per warrant upon 30 days notice at any time provided that the Company has consummated a Business Combination and the last sale price of the common stock on all ten trading days ending on the day immediately prior to the day on which the Company gives notice of redemption, has been $11.00 or higher.

3.   Summary of Significant Accounting Policies

Deferred Registration Costs

     Registration costs represent primarily professional fees and a license fee relating to the Offering. In January 1996, the Company entered into a license agreement with Bright Licensing Corp. for the right to use certain service marks for the sole purpose of marketing such Offering at a cost of $100,000 which was included with deferred registration costs. The license fee was payable in installments of $10,000 upon its execution and $90,000 at the earlier of eighteen months from the date of its execution or the consummation of the Offering. As a result of the consummation of the Offering on July 9, 1996, all deferred registration costs were charged to stockholders' equity.

Deferred Financing Costs

     Net unamortized costs incurred in connection with the private placement of unsecured promissory notes (see Note 5) totaling $15,750 were being amortized over eighteen months using the straight-line method. As of July 9, 1996, the unsecured promissory notes were completely satisfied as a result of the consummation of the Offering, at which point the balance of unamortized financing costs were amortized against interest expense.

Income Taxes

     The Company  follows the  Financial  Accounting  Standards  Board  ("FASB")
Statement  No. 109.  This  statement  requires  that  deferred  income  taxes be recorded following the liability method of accounting and be adjusted periodically when income tax rates change.

Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

     The Company will follow Statement of Financial Accounting Standards No. 115
("SFAS  115"),   "Accounting   for  Certain   Investments  in  Debt  and  Equity
Securities".

Fair Value of Financial Instruments

     The carrying values of financial instruments including cash in escrow, accrued expenses and notes payable approximate fair value at March 11, 1996 and July 9, 1996 because of the relatively short maturities of these instruments.

4.   Commitments

     The Company has entered into an oral agreement with Mentmore Holdings Corporation, a Delaware corporation which is affiliated with Richard L. Kramer and William L. Remley, to lease office space and to be provided with secretarial and office services commencing upon the closing of this Offering. The Company will pay $2,500 per month to Mentmore for their provision of such services.


5.   Stockholders' Equity

(a)  Private Placement

     In January 1996, the Company completed a private offering to a limited group of investors which consisted, in aggregate, of $100,000 in unsecured promissory notes bearing interest at 8% per annum. The notes were repaid on the consummation of the Company's Offering together with accrued interest totaling $3,533. In addition, the Company also issued to the private placement investors 15,000 shares of common stock for $7,500. The notes were discounted $37,500 for financial statement reporting purposes as a result of the fair value attributed to the common stock issued to the private placement shareholders. The effective rate on the notes was approximately 45%.

(b)  Preferred Stock

     The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

     The Company has outstanding 110 shares of Series A preferred stock which is owned by CDIJ Capital Partners, L.P., an indirect affiliate of Bright Licensing Corp. The purchase price for such shares was $11,000 in the aggregate, which was paid simultaneously with the consummation of the Offering. The Series A preferred stock are non-voting and are each convertible into 1,000 shares of common stock for a period of one year following the consummation of a Business Combination. In the event that a Business Combination does not occur within 18-months from the effective date, or 24-months from the effective date if the extension criteria are satisfied, the Series A preferred stock will be redeemed by the Company at its original cost basis.

(c) Common Stock

     On July 9, 1996, 2,310,000 shares of common stock were reserved for issuance upon exercise of redeemable warrants and underwriter's warrants.

(d) Options

     The Company has granted options to purchase 100,000 Units to Cranbrooke Corporation, a Delaware corporation which is affiliated with two officers of the Company. The option is exercisable for a period of three years from the date of a Business Combination at an exercise price of $12.50 per Unit. The option is fully vested; however, the options will be canceled if Mr. Kramer and Mr. Remley cease to serve as directors or executive officers of the Company prior to the Business Combination. The shares issuable upon exercise of the options and underlying warrants may not be sold or otherwise transferred for 120 days subsequent to the first Business Combination.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     Orion Acquisition Corp. II
                                                     (Registrant)

Dated:  July 12, 1996                                /s/ William L. Remley
                                                     William L. Remley
                                                     President and Treasurer